Exhibit 10.2

Execution Copy

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT (this “Amendment”) dated as of May 30, 2008 to the Credit Agreement referenced below is by and among PERKINELMER, INC., a Massachusetts corporation (the “Company”), WALLAC OY, a company organized under the laws of Finland (the “Finnish Borrower”), certain other Subsidiaries of the Company party hereto (together with the Finnish Borrower, the “Designated Borrowers”; and, together with the Company, the “Borrowers” and each a “Borrower”), each lender party hereto (collectively, the “Lenders” and individually, a “Lender”), and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

W I T N E S S E T H

WHEREAS, a $650 million revolving credit facility has been established in favor of the Borrowers pursuant to the terms of that Amended and Restated Credit Agreement dated as of August 13, 2007 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”) among the Borrowers, the Lenders identified therein, and the Administrative Agent;

WHEREAS, the Borrowers have requested that the Lenders amend the Credit Agreement to modify certain provisions contained therein; and

WHEREAS, the Required Lenders have agreed to amend the Credit Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2. Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, as of the date hereof the Credit Agreement is hereby amended to add the following parenthetical immediately after the phrase “event occurs” in clause (i)(B) of Section 8.01 (e):

“(other than a disposition of assets whereby the Company elects to prepay Senior Debt (as defined in that certain Note Purchase Agreement dated as of May 30, 2008 between the Company and the Purchasers party thereto (the “Note Purchase Agreement”)) pursuant to Section 10.6 of the Note Purchase Agreement, and any required offer to prepay the Notes (as defined in the Note Purchase Agreement) pursuant to Sections 8.6 and 10.6 of the Note Purchase Agreement and prepayment of such Notes or of any other Senior Debt made in accordance therewith, so long as (i) the Borrowers prepay outstanding Committed Loans (with the related Commitments reduced in the amount of any such prepayment) contemporaneously with such Notes and other Senior Debt in an amount which at least equals a Pro Rata Share, regardless of whether or not the holders of the Notes actually require prepayment of their Notes and (ii) the Company complies with the offer and prepayment requirements set forth in Section 8.6 of the Note Purchase Agreement; for purposes hereof, “Pro Rata Share” shall mean, as of any date of determination, an amount equal to the product of (a) the net proceeds from a sale of assets being applied to the payment or prepayment of Senior Debt pursuant to Section 10.6(b) of the Note Purchase Agreement multiplied by (b) a fraction, the numerator of which is the aggregate outstanding principal amount of the Committed Loans and the denominator of which is the aggregate outstanding principal amount of all Senior Debt)”

3. Conditions Precedent. This Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent of the following:

(a) counterparts of this Amendment duly executed by the Borrowers and the Required Lenders; and

(b) the reasonable fees and expenses of Moore & Van Allen PLLC, of counsel to the Administrative Agent.

4. Representations and Warranties. Each of the Borrowers hereby represents and warrants that (a) it has the requisite corporate power and authority to execute, deliver and perform this Amendment, (b) it is duly authorized to, and has been authorized by all necessary corporate action to, execute, deliver and perform this Amendment, (c) no consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by it of this Amendment, (d) the execution, delivery and performance by it of this Amendment do not and will not conflict with, result in a breach of or constitute a default under the articles of incorporation, bylaws or other organizational documents of either Borrower or any of their Subsidiaries or any indenture or other material agreement or instrument to which any such Person is a party or by which any of its properties may be bound or the approval of any Governmental Authority relating to such Person, (e) the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of such date (except for those which expressly relate to an earlier date) and (f) after giving effect to this Amendment, no Default or Event of Default exists under the Credit Agreement on and as of the date hereof or will occur as a result of the transactions contemplated hereby.

5. No Other Changes; Ratification. Except as expressly modified hereby, all of the terms and provisions of the Credit Agreement (including schedules and exhibits thereto) and the other Loan Documents shall remain in full force and effect. The term “this Agreement” or “Credit Agreement” and all similar references as used in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as herein specifically agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

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6. Costs and Expenses. The Company agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen PLLC, of counsel to the Administrative Agent.

7. Counterparts; Facsimile; Email. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart. Delivery of an executed counterpart of this Amendment by telecopy or email (in PDF format) by any party hereto shall be effective as such party’s original executed counterpart.

8. Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

9. Entirety. This Amendment and the other Loan Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. This Amendment and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no oral agreements between the parties.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWERS:	PERKINELMER, INC.

	By:	/s/ Steven Delahunt
	Name:	Steven Delahunt
	Title:	Vice President and Treasurer

WALLAC OY

	By:	/s/ John L. Healy
	Name:	John L. Healy
	Title:	Attorney-in-Fact

PERKINELMER, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

	By:	/s/ Anthea DelBianco
	Name:	Anthea DelBianco
	Title:	Vice President

PERKINELMER, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

LENDERS:	BANK OF AMERICA, N.A., as a Lender, Swing Line Lender and as L/C Issuer

	By:	/s/ Zubin R. Shroff
	Name:	Zubin R. Shroff
	Title:	Vice President

PERKINELMER, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

CITIBANK, N.A., as a Lender

By:	/s/ Allen Fisher
Name:	Allen Fisher
Title:	Vice President

PERKINELMER, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Thomas Engels
Name:	Thomas Engels
Title:	Vice President

PERKINELMER, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Vice President

By:	/s/ Frederick W. Laird
Name:	Frederick W. Laird
Title:	Managing Director

PERKINELMER, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

ABN AMRO BANK, N.V., as a Lender

By:	/s/ Alex Blodi
Name:	Alex Blodi
Title:	Managing Director

By:	/s/ Tim Khisameyev
Name:	Tim Khisameyev
Title:	Associate

PERKINELMER, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

MERRILL LYNCH BANK USA, as a Lender

By:	/s/ Louis Alder
Name:	Louis Alder
Title:	First Vice President

PERKINELMER, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

SOCIETE GENERALE, as a Lender

By:	/s/ Anne-Marie Dumortier
Name:	Anne-Marie Dumortier
Title:	Director

PERKINELMER, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

THE ROYAL BANK OF SCOTLAND PLC, as a Lender

By:	/s/ Scott MacVicar
Scott MacVicar
Vice President

PERKINELMER, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

BARCLAYS BANK PLC, as a Lender

By:	/s/ Alicia Borys
Name:	Alicia Borys
Title:	Manager

PERKINELMER, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

WILLIAM STREET COMMITMENT CORPORATION, as a Lender

By:	/s/ Mark Walton
Name:	Mark Walton
Title:	Assistant Vice-President

PERKINELMER, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Doreen M. Fritz
Name:	Doreen M. Fritz
Title:	Vice President

PERKINELMER, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

NORDEA BANK FINLAND PLC, NEW YORK BRANCH, as a Lender

By:	/s/ Henrik M. Steffensen
Name:	Henrik M. Steffensen
Title:	Senior Vice President

By:	/s/ Leena Parker
Name:	Leena Parker
Title:	Vice President

PERKINELMER, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

WILLIAM STREET LLC, as a Lender

By:	/s/ Mark Walton
Name:	Mark Walton
Title:	Authorized Signatory

PERKINELMER, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Christopher T. Kordes
Name:	Christopher T. Kordes
Title:	Senior Vice President

PERKINELMER, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT